UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 1, 2007

Date of Report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-12154	64-0676974
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

209 Troy Street, Tupelo, Mississippi 38804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of Renasant Corporation (the “Company”) filed with the Securities and Exchange Commission on July 6, 2007 relating to the Company’s acquisition of Capital Bancorp, Inc. (“Capital”) to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include such financial statements and pro forma financial information as exhibits pursuant to Item 9.01(d) of Form 8-K. Such financial information was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited financial statements of Capital as of and for the fiscal year ended December 31, 2006 are attached hereto as Exhibit 99.1. Unaudited financial statements of Capital as of and for the three-month period ended March 31, 2007 are attached hereto as Exhibit 99.2.

(b) Pro forma financial information.

The required pro forma financial information for the fiscal year ended December 31, 2006 and as of and for the three-month period ended March 31, 2007 is attached hereto as Exhibit 99.3.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

23	Consent of Porter Keadle Moore, LLP.

99.1	Audited financial statements of Capital as of and for the fiscal year ended December 31, 2006 (incorporated by reference to Capital’s Amendment Number One to Annual Report on Form 10-K for the year ended December 31, 2006, including the report of Porter Keadle Moore, LLP on such audited financial statements (File No. 000-51114), filed with the SEC on March 9, 2007).

99.2	Unaudited financial statements of Capital as of and for the three-month period ended March 31, 2007 (incorporated by reference to Capital’s Quarterly Report on Form 10-Q for the period ended March 31, 2007 (File No. 000-51114), filed with the SEC on May 9, 2007).

99.3	Pro forma financial information for the fiscal year ended December 31, 2006 and as of and for the three-month period ended March 31, 2007 (incorporated by reference to pages 35 through 40 of the Prospectus dated May 24, 2007 forming a part of the Pre-Effective Amendment No. 1 to Form S-4 Registration Statement filed by Renasant Corporation with the SEC under the Securities Act of 1933, as amended, on May 15, 2007 (File No. 333-141449)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

DATE: July 11, 2007	/s/ E. Robinson McGraw
E. Robinson McGraw President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of Porter Keadle Moore, LLP.